UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2012.

UNWALL INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52207	45-0588917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 325 – 7582 Las Vegas Blvd South
Las Vegas, Nevada 89123
(Address of principal executive offices and Zip Code)

1-702-560-4373
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

On July 5, 2012 Mr. Wang Zheng resigned as CEO, Secretary and Director of the Company for reasons of health. The resignation was not the result of any disagreement with the other Directors or Management.  Mr. Tesheb Casimir, the Company’s Chairman, interim CFO and Director, was elected by the Board of Directors to succeed Mr. Wang Zheng as the Company’s CEO and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2012.

Unwall International Inc.

/s/ Tesheb Casimir

Mr. Tesheb Casimir Chief Executive Officer